                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

--------------------------------------------------------------------------------


                          RICE, HALL, JAMES PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
               INVESTMENT ADVISER: RICE, HALL, JAMES & ASSOCIATES

--------------------------------------------------------------------------------


                         PROSPECTUS--SEPTEMBER 16, 1996


INVESTMENT OBJECTIVES

    UAM Funds, Inc. (hereinafter referred to as "UAM Funds" or the "Fund") is an open-end, management investment company, known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The Rice, Hall, James Portfolios currently offer one class of shares. The securities offered in this Prospectus are Institutional Class Shares of two diversified, no-load Portfolios (collectively the "Rice, Hall, James Portfolios" or singularly a "Portfolio") of the Fund managed by Rice, Hall, James & Associates.

    RICE, HALL, JAMES SMALL CAP PORTFOLIO. THE OBJECTIVE OF THE RICE, HALL, JAMES SMALL CAP PORTFOLIO IS TO PROVIDE MAXIMUM CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK TO PRINCIPAL BY INVESTING PRIMARILY IN SMALL MARKET CAPITALIZATION COMPANIES.


    RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO. THE OBJECTIVE OF THE RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO IS TO PROVIDE MAXIMUM CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK TO PRINCIPAL BY INVESTING PRIMARILY IN SMALL/MID MARKET CAPITALIZATION (SMALL/MID CAP) COMPANIES.


    There can be no assurance that either of the Rice, Hall, James Portfolios will meet its stated objective. A discussion of the risks of investing in the Rice, Hall, James Portfolios is included in this Prospectus.

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated September 16, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION
                           TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates the expenses and fees that shareholders of the Rice, Hall, James Portfolios will incur. The Fund does not charge shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                              RICE, HALL,       RICE, HALL,
                                                                                 JAMES             JAMES
                                                                               SMALL CAP       SMALL/MID CAP
                                                                               PORTFOLIO         PORTFOLIO
                                                                            ----------------  ----------------
Sales Load Imposed on Purchases...........................................        NONE              NONE
Sales Load Imposed on Reinvested Dividends................................        NONE              NONE
Deferred Sales Load.......................................................        NONE              NONE
Redemption Fees...........................................................        NONE              NONE
Exchange Fees.............................................................        NONE              NONE


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                              RICE, HALL,       RICE, HALL,
                                                                                 JAMES             JAMES
                                                                               SMALL CAP       SMALL/MID CAP
                                                                               PORTFOLIO         PORTFOLIO
                                                                            ----------------  ----------------
Investment Advisory Fees..................................................       0.75%             0.80%
Administrative Fees.......................................................       0.43%             0.17%
12b-1 Fees................................................................        NONE              NONE
Distribution Costs........................................................        NONE              NONE
Other Expenses............................................................       0.37%             0.29%
Advisory Fees Waived......................................................      (0.15)%            (.01)%
                                                                            ----------------  ----------------
Total Operating Expenses (After Fee Waiver)...............................       1.40%*           1.25%**
                                                                            ----------------  ----------------
                                                                            ----------------  ----------------


------------------------
 * Absent the Adviser's fee waiver, annualized Total Operating Expenses for the Rice, Hall, James Small Cap Portfolio for the fiscal year ended October 31, 1995 would have been 1.55%. The fees and expenses set forth above are based on the Rice, Hall, James Small Cap Portfolio's operations during the fiscal year ended October 31, 1995 except they have been restated to reflect current administrative fees. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, the annualized Total Operating Expenses would not significantly differ.


** The fees and expenses with respect to the Rice, Hall, James Small/Mid Cap
   Portfolio are based on estimated amounts for its first year of operations assuming average daily net assets of $25 million. Absent the Adviser's fee waiver, the annualized Total Operating Expenses for the first year of operations of the Rice, Hall, James Small/Mid Cap Portfolio are estimated to be 1.26%. If expense offsets were included, the annualized Total Operating Expenses would not significantly differ. As of the date of this Prospectus, the Rice, Hall, James Small/Mid Cap Portfolio had not commenced operations.



    The purpose of the above table is to assist the investor in understanding the various expenses and fees that an investor in the Rice, Hall, James Portfolios will bear directly or indirectly. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to reduce the Portfolios' expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Rice, Hall, James Small Cap and the Rice, Hall, James Small/Mid Cap Portfolios Institutional Class Shares from exceeding 1.40% and 1.25%, of average daily net assets, respectively. The Fund will not reimburse the Adviser for any advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.


                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                   ----------  ----------  ----------  ----------
Rice, Hall, James Small Cap Portfolio............................   $  14       $  44       $  77       $ 168
Rice, Hall, James Small/Mid Cap Portfolio........................   $  13       $  40          *           *


------------------------

* As the Rice, Hall, James Small/Mid Cap Portfolio is not yet operational, the Fund has not projected expenses beyond the three-year period shown.


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER


    Rice, Hall, James & Associates (the "Adviser"), a registered investment adviser founded in 1974, serves as investment adviser to the Rice, Hall, James Portfolios . The Adviser presently manages over $1 billion in assets, primarily on behalf of institutional and individual investors. See "Investment Adviser."


HOW TO INVEST

    The Fund offers shares of common stock, par value $.001, of the Portfolios through UAM Fund Distributors, Inc. (the "Distributor"), to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the Rice, Hall, James Portfolios is $2,500; the minimum for subsequent investments is $100. The officers of the Fund may make certain exceptions to the initial and minimum investment amounts. See "Purchase of Shares."

DIVIDENDS AND DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. See "Dividends, Capital Gains Distributions and Taxes."

HOW TO REDEEM

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. A Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. See "Redemption of Shares."

ADMINISTRATIVE SERVICES


    UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company (the "Sub-Administrator" or "Sub-Transfer Agent") to provide the Fund with certain services relating to the day-to-day administration of the Fund's operation. See "Administrative Services."


RISK FACTORS

    The value of a Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following factors that could effect each Portfolio's rate of return: (1) The small and mid-sized capitalization corporations in which the Portfolios will invest are more vulnerable to financial and other risks than larger corporations and the securities of such small and mid-sized capitalization corporations may involve a higher degree of risk and price volatility than investments in the general equity markets. (2) Both Portfolios may invest a portion of their assets in derivatives including futures contracts and options. (See "Additional Investment Policies.") (3) Both Portfolios may invest in securities of foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign currency risks. (See "Additional Investment Policies.") (4) In general, a Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional cost and the realization of capital gains. (See "Additional Investment Policies.") (5) In addition, both Portfolios may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "Additional Investment Policies.")

                              FINANCIAL HIGHLIGHTS


    The following table provides selected per share data and ratios for a share outstanding throughout the periods presented of the Rice, Hall, James Small Cap Portfolio and is part of the Portfolio's Financial Statements included in the Portfolio's October 31, 1995 Annual Report and April 30, 1996 Semi-Annual Report to Shareholders which are incorporated by reference into the Portfolio's Statement of Additional Information. The Portfolio's October 31, 1995 Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The Portfolio's April 30, 1996 Financial Statements are unaudited. The following information should be read in conjunction with the Portfolio's October 31, 1995 Annual Report and April 30, 1996 Semi-Annual Report to Shareholders. The Rice, Hall, James Small/Mid Cap Portfolio had not commenced operations as of the date of this Prospectus.


                     RICE, HALL, JAMES SMALL CAP PORTFOLIO


                                                           JULY 1,                      SIX MONTHS
                                                          1994** TO     YEAR ENDED        ENDED
                                                           OCTOBER      OCTOBER 31,   APRIL 30, 1996
                                                           31,1994         1995        (UNAUDITED)
                                                         ------------   -----------   --------------
Net Asset Value, Beginning of Period...................    $10.00        $ 11.14          $ 15.87
Income From Investment Operations
  Net Investment Income (Loss).........................      0.01+         (0.07)+          (0.05)
  Net Realized and Unrealized Gain on Investments......      1.13           4.81             3.13
                                                           ------       -----------       -------
    Total From Investment Operations...................      1.14           4.74             3.08
                                                           ------       -----------       -------
Distributions
  Net Investment Income................................     --             (0.01)           (0.00)##
  Net Realized Gain....................................     --             --               (0.00)##
  In Excess of Net Investment Income...................     --             (0.00)##         (2.77)
                                                           ------       -----------       -------
    Total Distributions................................     --             (0.01)           (2.77)
                                                           ------       -----------       -------
Net Asset Value, End of Period.........................    $11.14        $ 15.87          $ 16.18
                                                           ------       -----------       -------
                                                           ------       -----------       -------
Total Return...........................................     11.40%++       42.59%++         22.85%
                                                           ------       -----------       -------
                                                           ------       -----------       -------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..................    $8,287        $18,910          $28,887
Ratio of Expenses to Average Net Assets................      1.40%*+        1.40%#+          1.40%*#
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................      0.30%*+       (0.63)%+         (0.78)%*
Portfolio Turnover Rate................................         5%           180%             105%
Average Commission Rate###.............................    N/A            N/A             $0.0518


------------------------
   * Annualized
  ** Commencement of Operations

   + Net of voluntarily waived fees and expenses assumed by the Adviser of $0.05 and $0.01 per share for the period ended October 31, 1994 and for the year ended October 31, 1995, respectively.

  ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

   # For the year ended October 31, 1995 and the six months ended April 30, 1996, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

 ## Value is less than $0.01 per share.

### For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                            PERFORMANCE CALCULATIONS

    Each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in that Portfolio's shares.

    The Annual Report to the Shareholders of the Rice, Hall, James Small Cap Portfolio for the Fund's most recent fiscal year end contains additional performance information that includes a comparison with an appropriate index. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT OBJECTIVES

    The objective of the RICE, HALL, JAMES SMALL CAP PORTFOLIO is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The Adviser intends to pursue this objective through investment primarily in common stocks of companies whose market capitalizations range between $40 million and $500 million.


    The objective of the RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies. The Adviser intends to pursue this objective through investment primarily in common stocks of companies whose market capitalizations range between $300 million and $2.5 billion.


    There can be no assurance that either of the Rice, Hall, James Portfolios will achieve its stated objective.

               PORTFOLIO CHARACTERISTICS AND INVESTMENT POLICIES

    The RICE, HALL, JAMES SMALL CAP PORTFOLIO will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capitalizations of $40 million to $500 million, at the time of initial purchase. The equity securities in which the Portfolio will invest will consist of common stocks and securities convertible into common stocks, including convertible preferred stocks and convertible bonds. The Adviser will strive to accomplish its investment objective with broad diversification. The Adviser believes that the Portfolio will provide a level of diversification and investment opportunity that may be difficult for individual investors to accomplish on their own.

    The Adviser will use a selection process that emphasizes smaller, emerging companies which have the potential to become market leaders in their industries. The Adviser will focus on securities of companies with:

       --  Strong management

       --  Leading products or services

       --  Distribution to a large marketplace or growing niche market

       --  Anticipated above-average revenue and earnings growth rates

       --  Potential for improvement in profit margins

       --  Strong cash flow and/or improving financial position

    The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods including, but not limited to, analysis of relative returns on capital and equity, reward to risk ratios and earnings per share growth rates relative to price earnings ratios. The Adviser believes that many companies with smaller capitalizations have greater potential than their larger counterparts to deliver above-average revenue and earnings growth rates that have not yet been recognized by investors.

    The Adviser expects that a majority of investments in the Portfolio will be in U.S.-based companies, however, from time to time shares of foreign based companies may be purchased if they meet the Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of portfolio assets.

    It is anticipated that cash reserves will represent a relatively small percentage of portfolio assets (less than 20% under most circumstances). In unusual circumstances, or for temporary defensive purposes when market or economic conditions may warrant, the Portfolio may invest all or a portion of its assets in short-term investments, cash and cash equivalents. When the Portfolio is in a defensive position, it may not be pursuing its investment objective.


    The RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion, at the time of initial purchase. The equity securities in which the Portfolio will invest will consist of common stock and securities convertible into common stocks, including convertible preferred stocks and convertible bonds.



    The small/mid cap area of the market, defined by the Adviser as companies with market capitalizations less than $2.5 billion but greater than $300 million, has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. The Adviser believes that the small/ mid cap market has less analyst coverage which means there is greater pricing inefficiency for such securities than for more closely followed, usually larger capitalization companies. The Adviser's investment selections for the Portfolio will tend to be from relatively underfollowed securities.


    The Adviser practices a fundamentally driven bottom up research approach. This approach focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser requires that equity securities in which the Portfolio invests have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess catalysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and end market expansion. Most importantly, the Adviser must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. The key is discovering undervalued companies where fundamental changes are occurring that are temporarily going unnoticed by investors.

    The Adviser expects that a majority of investments in the Portfolio will be in U.S.-based companies, however, from time to time, shares of foreign based companies may be purchased if they meet the Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of portfolio assets.


    It is anticipated that cash reserves will represent a relatively small percentage of portfolio assets (no more than 20% under most circumstances). In unusual circumstances, or for temporary defensive purposes when market or economic conditions may warrant, the Portfolio may invest all or a portion of its assets in short-term investments, cash and cash equivalents. When the Portfolio is in a defensive position, it may not be pursuing its investment objective.


                         ADDITIONAL INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, in order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the following money market instruments, consistent with its investment policies as set forth above.

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

    Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    A Portfolio will not invest in securities issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated A or better by Moody's or by S&P;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Treasury, supported by the full faith and credit pledge of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. Generally, such securities are evaluated on the creditworthiness of their issuing agency or guarantor and are not backed by the direct full faith and credit pledge of the U.S. Government. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

    For temporary defensive purposes, when market or economic conditions may warrant, each Portfolio may invest all or a portion of its assets in cash and cash equivalents and in such situations may not be investing to achieve its objective.

    The Fund has received permission from the Securities and Exchange Commission (the "Commission") to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

    The Fund has received permission from the Commission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

REPURCHASE AGREEMENTS


    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." Each Portfolio may acquire repurchase agreements as long as the Fund's Board of Directors evaluate the creditworthiness of the brokers or dealers with which the Portfolio will enter into repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than 100% of the repurchase price of such securities. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.


    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.

    The Fund has received permission from the Commission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

FOREIGN SECURITIES AND FOREIGN CURRENCIES


    Each Portfolio may invest up to 15% of its assets, under normal circumstances, in equity or debt securities of foreign issuers or securities denominated in foreign currencies and forward contracts for such currencies. These types of investments entail risks in addition to those involved in investments in securities of domestic issuers.


    Investing in foreign securities, including American Depositary Receipts ("ADRs"), and/or currencies may represent a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, possible exchange controls, less publicly-available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values.

    ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities.

    While a Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") when, in the Adviser's judgement, the specific foreign currency covered by a forward contract is likely to appreciate against the U.S. dollar, unanticipated changes in currency prices may result in a loss to a Portfolio. In addition, forward contracts are traded over-the-counter, and typically not in organized markets. As a result, a Portfolio may be unable to liquidate a forward contract prior to its stated maturity date or it may be required to enter into an offsetting contract (which it may be unable to do). In addition, the other party to a forward contract may require a Portfolio to deposit collateral upon entering into a forward contract, and to deposit additional collateral if exchange rates move adversely to a Portfolio's position. For additional information regarding foreign securities, please see the Statement of Additional Information.

LENDING OF SECURITIES

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and

Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted. For additional information regarding the lending of securities, please see the Statement of Additional Information.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES


    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 20% of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. Generally, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.


    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS

    In order to remain fully invested, and to reduce transaction costs, each Portfolio may utilize appropriate futures contracts and options to a limited extent. These instruments are commonly referred to as "derivatives." For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, a Portfolio may invest a portion of its assets in bond or interest rate futures contracts. Because futures contracts only require a small initial margin deposit, a Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transactions costs. A Portfolio will enter into futures contracts and options for bona fide hedging purposes only and for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets.

    The primary risks associated with the use of futures and options are (1) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the securities purchased or sold by a Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on a Portfolio's ability to hedge. In the opinion of the Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures contracts and options, please see the Statement of Additional Information.

PORTFOLIO TURNOVER


    The rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for the Rice, Hall, James Small Cap Portfolio and for the Rice, Hall, James Small/Mid Cap Portfolio will not exceed 250% and 150%, respectively. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Portfolio. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation. The table set forth in "Financial Highlights" presents the Rice, Hall, James Small Cap Portfolio's historical portfolio turnover ratios.


INVESTMENT COMPANIES


    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies consistent with the Portfolio's investment objective and policies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.


    The Fund has received permission from the Commission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.

                             INVESTMENT LIMITATIONS

    The Rice, Hall, James Portfolios have adopted certain limitations which are designed to reduce exposure to risk in specific situations. Each Portfolio will not:

    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

    (c) acquire any security of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position;

    (d) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;


    (e) make loans except (1) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

    (f) (1) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (2) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or


    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.


    The Portfolios' investment objectives and investment limitations (a), (b),
(c), (e), and (f.1), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.



                               PURCHASE OF SHARES


    Shares of a Portfolio may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "Valuation of Shares.") The required minimum initial investment in the Rice, Hall, James Portfolios is $2,500. There may be certain exceptions as may be determined from time to time by the officers of the Fund.

INITIAL INVESTMENTS BY MAIL

    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM FUNDS, INC., to:

                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be sent or delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of a Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.


INITIAL INVESTMENTS BY WIRE


    Shares of a Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:



        (a) Telephone the Fund (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number and a wire control number will then be provided to you;


        (b) Instruct your bank to wire the specified amount to the Fund's Custodian at:

                              The Chase Manhattan Bank
                                   ABA #021000021
                                     UAM Funds
                               Credit DDA #9102772952
                            (Your Account Registration)
                               (Your Account Number)
                               (Wire Control Number)


        (c) A completed Account Registration Form must be forwarded to the Fund and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

    You may add to your account at any time by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. The minimum additional investment is $100. It is very important that your account number, account name, and the name of the Portfolio of which shares are to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

    The purchase price of the shares is the net asset value per share next determined after the order and payment is received. (See "Valuation of Shares.") An order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt. An order or payment received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Sub-Transfer Agent prior to the close of the Sub-Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through in-kind purchase will be acquired for investment and not for immediate resale.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible for investment by the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolios.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:

                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature guarantees (see "Signature Guarantees" below);
        and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.

SIGNATURE GUARANTEES


    To protect your account, the Fund and the Fund's Sub-Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or
(2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.



    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Sub-Transfer Agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.


    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Sub-Transfer Agent for further details.


FURTHER REDEMPTION INFORMATION


    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE or Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.


    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of either Rice, Hall, James Portfolio may be exchanged for Institutional Class Shares of the other Rice, Hall, James Portfolio. In addition, Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.


    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Transfer Agent will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.


    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION

    Shareholders may transfer the registration of shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")

                              VALUATION OF SHARES

    Each Portfolio's net asset value per share is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business (currently 4:00 p.m. Eastern time).

    Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. The value of securities purchased with remaining maturities of 60 days or less is determined using amortized cost valuation, when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate fair value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rate.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the annual dividend distribution.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. For qualification as a regulated investment company the Portfolio intends to comply with the diversification requirements imposed by the Internal Revenue Code. In doing so, the Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the market value of its total assets is represented by cash (including cash items and receivables), United States

Government securities, and other securities, with such other securities limited in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and no more than 10% of the outstanding voting securities of the issuer.

    Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income and will not qualify for the 70% dividends received deduction for corporations.

    Whether paid in cash or additional shares of a Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    A redemption of shares is a taxable event for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November and December to shareholders of record in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Rice, Hall, James & Associates was founded in 1974 and is located at 600 West Broadway, Suite 1000, San Diego, CA 92101. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to individual and institutional investors. As of the date of this Prospectus, the Adviser had over $1 billion in assets under management.



    Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of January 24, 1994 for the Rice, Hall, James Small Cap Portfolio and September 16, 1996 for the Rice, Hall, James Small/Mid Cap Portfolio, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for each Portfolio and to place purchase and sale orders for each Portfolio's investments.


    The investment professionals responsible for the day-to-day management of the Portfolios are as follows:


    SAMUEL R. TROZZO is Chairman of the Adviser with over thirty-six years' investment experience. Prior to founding Rice, Hall, James & Associates in 1974, Mr. Trozzo was Vice President and Senior Investment Officer of Southern California First National Bank. He is a former member of the State of California Board of Administration/Investment Committee Public Employees Retirement System. He is a graduate of Kent State University.

    THOMAS W. MCDOWELL, JR. is President and Chief Executive Officer of the Adviser with over fifteen years' investment experience. Mr. McDowell joined Rice, Hall, James in 1984. Prior to that time, he was Investment Officer, Security Analyst and Portfolio Manager at California First Bank. He earned his B.A. degree from the University of California, Los Angeles and his M.B.A. from San Diego State University.



    DAVID P. TESSMER is Partner and Co-Director of Research of the Adviser with thirty years' investment experience. Prior to joining Rice, Hall, James in 1986, Mr. Tessmer was Vice President and Senior Portfolio Manager at The Pacific Century Group, San Diego. He earned his B.S. degree in Investment Management at Northwestern University and his M.B.A. in Finance at Columbia Graduate School of Business.



    TIMOTHY A. TODARO is Partner and Co-Director of Research of the Adviser with sixteen years' investment experience. Mr. Todaro joined Rice, Hall, James in 1983. Prior to that time, he was Senior Investment Analyst at Comerica Bank, Detroit, Michigan. Mr. Todaro earned his B.A. in Economics at the University of California, San Diego and his M.B.A. degree in Finance/International Business at the University of Wisconsin, Madison. He is a Chartered Financial Analyst.



    GARY S. RICE is Partner of the Adviser with thirteen years' investment experience. Mr. Rice was an Account Administrator with the Trust Division at Federated Investors, Inc., Pittsburgh, Pennsylvania prior to joining Rice, Hall, James in 1983. He earned his B.A. degree in Economics/Business Administration at Vanderbilt University.



    MICHELLE P. CONNELL is Partner of the Adviser with twelve years' investment experience. Prior to joining Rice, Hall, James in 1995, she was Senior Investment Analyst with Linsco/Private Ledger. Previously, she was the director of Finance and Operations at the San Diego Natural History Museum. Ms. Connell has a B.A. degree in accounting from Seattle University and her M.B.A. from San Diego State University. She is a level III Chartered Financial Analyst candidate.


    As compensation for the services rendered by the Adviser under the Agreements, the Portfolios pay the Adviser annual fees, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:


      Rice, Hall, James Small Cap Portfolio....................  0.75%
      Rice, Hall, James Small/Mid Cap Portfolio................  0.80%


    Although the advisory fee rates payable by the Portfolios are higher than the rates payable by most mutual funds, the Fund believes they are comparable to the rates paid by many other funds with similar investment objectives and policies and are appropriate for these Portfolios in light of their investment objectives.


    The Adviser has agreed to waive all or part of its advisory fee and to assume as the Adviser's own expense operating expenses otherwise payable by the Rice, Hall, James Small Cap Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding 1.40% of its average daily net assets. The Adviser has voluntarily agreed to waive all or part of its advisory fee and to assume as the Adviser's own expense operating expenses otherwise payable by the Rice, Hall, James Small/Mid Cap Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding 1.25% of its average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios.


    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


    The Distributor, the Adviser and certain of their other affiliates also participate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                            ADMINISTRATIVE SERVICES



    UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.



    Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC (Sub-Administrator, Sub-Transfer Agent and Sub-Dividend Disbursing Agent). The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:



                                                                 RATE
                                                                 -----
      Rice, Hall, James Small Cap Portfolio....................  0.04%
      Rice, Hall, James Small/Mid Cap Portfolio................  0.04%



CGFSC's monthly fee for its services is calculated on an annualized basis as follows:



    0.19 of 1% of the first $200 million of combined Fund assets;
    0.11% of 1% of the next $800 million of combined Fund assets;
    0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
    0.05 of 1% of combined Fund assets in excess of $3 billion.



    Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.


                                  DISTRIBUTOR

    The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Rice, Hall, James Portfolios. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

                             PORTFOLIO TRANSACTIONS

    Each Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios.

    The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio or who act as agents in the purchase of shares of a Portfolio for their clients.

    Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or Classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 31 Portfolios. The Board of Directors may create additional Portfolios and Classes of shares of the Fund in the future at its discretion.


    The shares of each Portfolio and Class of the Fund are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN


    The Chase Manhattan Bank serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.


SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT



    Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.


REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*              Director and Executive Vice President of the Fund; President of UAM
1133 Avenue of the Americas      Retirement Plan Services, since 1993; former President of UAM Fund
New York, NY 10036               Distributors, Inc.; formerly responsible for Defined Contribution Plan
Age 44                           Services at a division of the Equitable Companies, Dreyfus Corporation and
                                 Merrill Lynch.
JOHN T. BENNETT, JR.             Director of the Fund; President of Squam Investment Management Company,
College Road - RFD 3             Inc. and Great Island Investment Company, Inc.; President of Bennett
Meredith, NH 03253               Management Company from 1988 to 1993.
Age 67
J. EDWARD DAY                    Director of the Fund; retired Partner in the Washington office of the law
5804 Brookside Drive             firm Squire, Sanders & Dempsey; Director, Medical Mutual Liability
Chevy Chase, MD 20815            Insurance Society of Maryland; formerly, Chairman of the Montgomery
Age 81                           County, Maryland Revenue Authority.
PHILIP D. ENGLISH                Director of the Fund; President and Chief Executive Officer of Broventure
16 West Madison Street           Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber
Baltimore, MD 21201              Scientific, Inc.
Age 48
WILLIAM A. HUMENUK               Director of the Fund; Partner in the Philadelphia office of the law firm
4000 Bell Atlantic Tower         Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
Age 54
NORTON H. REAMER*                Director, President and Chairman of the Fund; President, Chief Executive
One International Place          Officer and Director of United Asset Management Corporation; Director,
Boston, MA 02110                 Partner or Trustee of each of the Investment Companies of the Eaton Vance
Age 60                           Group of Mutual Funds.
PETER M. WHITMAN, JR.*           Director of the Fund; President and Chief Investment Officer of Dewey
One Financial Center             Square Investors Corporation ("DSI") since 1988; Director and Chief
Boston, MA 02111                 Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.
Age 53
WILLIAM H. PARK*                 Vice President of the Fund; Executive Vice President and Chief Financial
One International Place          Officer of United Asset Management Corporation.
Boston, MA 02110
Age 49
GARY L. FRENCH*                  Treasurer of the Fund; President and Chief Executive Officer of UAM Fund
211 Congress Street              Services, Inc.; President of UAM Fund Distributors, Inc.; formerly Vice
Boston, MA 02110                 President--Operations Development and Control of Fidelity Investment
Age 45                           Institutional Services from February 1995 to August 1995; Treasurer of the
                                 Fidelity Group of Mutual Funds from 1991 to February 1995.
MICHAEL E. DEFAO*                Secretary to the Fund; Vice President and General Counsel of UAM Fund
211 Congress Street              Services, Inc. and UAM Fund Distributors, Inc.; formerly an Associate of
Boston, MA 02110                 Ropes & Gray (a law firm) from 1993 to February 1996.
Age 28
ROBERT R. FLAHERTY*              Assistant Treasurer of the Fund; Vice President of UAM Fund Services,
211 Congress Street              Inc.; formerly Manager of Fund Administration and Compliance of
Boston, MA 02110                 Sub-Administrator from March 1995 to July 1996; formerly Senior Manager of
Age 32                           Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                Assistant Secretary of the Fund; Senior Vice President and General Counsel
73 Tremont Street                of Sub- Administrator; formerly Senior Vice President, Secretary and
Boston, MA 02108                 General Counsel of Leland, O'Brien, Rubinstein Associates, Inc. from
Age 41                           November 1990 to November 1991.


--------------------------

*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
Chicago Asset Management Value/Contrarian Portfolio
Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
C&B Balanced Portfolio
C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
FMA Small Company Portfolio


FIRST PACIFIC ADVISORS, INC.
FPA Crescent Portfolio


INVESTMENT COUNSELORS OF MARYLAND, INC.
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
NWQ Balanced Portfolio
NWQ Value Equity Portfolio


RICE, HALL JAMES & ASSOCIATES
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio


SIRACH CAPITAL MANAGEMENT, INC.
Sirach Equity Portfolio
Sirach Fixed Income Portfolio
Sirach Growth Portfolio
Sirach Short-Term Reserves Portfolio
Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
SAMI Preferred Stock Income Portfolio
Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

                               -----------------

                                   PROSPECTUS
                            DATED SEPTEMBER 16, 1996
                               INVESTMENT ADVISER
                         RICE, HALL, JAMES & ASSOCIATES
                         600 WEST BROADWAY, SUITE 1000
                              SAN DIEGO, CA 92101
                                 (619) 239-9005


                               -----------------
                                  DISTRIBUTOR
                          UAM FUND DISTRIBUTORS, INC.
                              211 CONGRESS STREET
                                BOSTON, MA 02110

                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          3
Financial Highlights..............................          4
Performance Calculations..........................          5
Investment Objectives.............................          5
Portfolio Characteristics and Investment
 Policies.........................................          5
Additional Investment Policies....................          6
Investment Limitations............................         10
Purchase of Shares................................         11
Redemption of Shares..............................         13

                                                      PAGE
                                                    ---------

Shareholder Services..............................         14
Valuation of Shares...............................         15
Dividends, Capital Gains Distributions and
 Taxes............................................         15
Investment Adviser................................         16
Administrative Services...........................         18
Distributor.......................................         18
Portfolio Transactions............................         18
General Information...............................         19
Directors and Officers............................         20
UAM Funds-Institutional Class Shares..............         21


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                 (This page has been left blank intentionally.)

                                     PART B

                                   UAM FUNDS
                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO

                           INSTITUTIONAL CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 16, 1996



    This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Fund" or the "Fund") for the Rice, Hall, James Small Cap and Rice, Hall, James Mid Cap Portfolios' Institutional Class Shares dated September 16, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:


                                 1-800-638-7983

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                   ---------
Investment Objectives and Policies...............................................................................          2
Purchase of Shares...............................................................................................          8
Redemption of Shares.............................................................................................          8
Shareholder Services.............................................................................................          9
Investment Limitations...........................................................................................          9
Management of the Fund...........................................................................................         10
Investment Adviser...............................................................................................         11
Portfolio Transactions...........................................................................................         12
Administrative Services..........................................................................................         13
Performance Calculations.........................................................................................         13
General Information..............................................................................................         16
Financial Statements.............................................................................................         17
Appendix -- Description of Securities and Ratings................................................................        A-1

                       INVESTMENT OBJECTIVES AND POLICIES


    The following policies supplement the investment objectives and policies of the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios (the "Portfolios") as set forth in the Rice, Hall, James Portfolios' Prospectus:


SECURITIES LENDING

    The Portfolios may lend their investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. The Portfolios may lend their investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with each Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolios at any time, and (d) the Portfolios receive reasonable interest on the loan (which may include the Portfolios investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENTS IN FOREIGN SECURITIES

    Investors in the Portfolios should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

    Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

    Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The U.S. dollar value of the assets of each Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversions between various currencies. Each Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    Each Portfolio may enter into forward contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, a Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, such Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.


    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account of each Portfolio in an amount equal to the value of each Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.


    The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    Each Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


FUTURES CONTRACTS

    The Portfolios may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


    Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.


    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of each Portfolio. The Portfolios will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

    Each Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposit on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

    Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

    The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

    Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than such Portfolio's securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom such Portfolio has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS


    Each Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

OPTIONS ON FOREIGN CURRENCIES

    Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


    Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written of (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.



    Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS
AND OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.



    In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.


FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

    Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

    In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.


    Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.


                               PURCHASE OF SHARES


    Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997; and Labor Day, September 1, 1997.


    Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES


    Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank is closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


    No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

SIGNATURE GUARANTEES

    To protect your account, the Fund and the Fund's transfer agent (the "Transfer Agent") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and/or the registered address or (2) share transfer requests.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Transfer Agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.


    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

    The following supplements the shareholder services information set forth in the Rice, Hall, James Portfolios' Prospectus:

EXCHANGE PRIVILEGE

    Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for Institutional Class Shares of the other Rice, Hall, James Portfolio. In addition, Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

    Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator, the Fund's Transfer Agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

    Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

    The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. The Portfolios' fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of each Portfolio. The Portfolios will not:


    (1) invest in physical commodities or contracts on physical commodities;

    (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

    (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

    (4) underwrite the securities of other issuers;


    (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;



    (6) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;



    (7) purchase on margin or sell short except as specified in (6) above;



    (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;



    (9) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;



   (10) invest for the purpose of exercising control over management of any company;



   (11) write or acquire options or interests in oil, gas or other mineral exploration or development programs; and



   (12) invest in warrants, valued at the lower of cost or market, not exceeding 5.0% of the value of a Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of a Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

    The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolios' Prospectus. As of May 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

    The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.


                                                                         (3)                                             (5)
                                                                                                                  TOTAL COMPENSATION
                                                   (2)          PENSION OR RETIREMENT              (4)             FROM REGISTRANT
                    (1)                         AGGREGATE        BENEFITS ACCRUED AS        ESTIMATED ANNUAL             AND
              NAME OF PERSON,                 COMPENSATION          PART OF FUND              BENEFITS UPON       FUND COMPLEX PAID
                 POSITION                    FROM REGISTRANT          EXPENSES                 RETIREMENT            TO DIRECTORS
-------------------------------------------  ---------------  -------------------------  -----------------------  ------------------
John T. Bennett, Jr.
 Director                                       $  24,435                     0                         0             $   26,750

J. Edward Day
 Director                                       $  24,435                     0                         0             $   26,750

Philip D. English
 Director                                       $  24,435                     0                         0             $   26,750

William A. Humenuk
 Director                                       $  24,435                     0                         0             $   26,750

PRINCIPAL HOLDERS OF SECURITIES

    As of May 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolios:

    RICE, HALL, JAMES SMALL CAP PORTFOLIO: Robert P. Gregory, Trustee, FBO Gregory & Cook Profit Sharing Plan, c/o Rotan Mosle, 4544 Post Oak Place #140, Houston, TX, 5%*.


    The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

------------------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                               INVESTMENT ADVISER

CONTROL OF ADVISER


    Rice, Hall, James & Associates (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.


    Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.


PHILOSOPHY AND STYLE

RICE, HALL, JAMES SMALL CAP PORTFOLIO

    The Adviser applies a value oriented approach to small capitalization growth stocks. The Rice, Hall, James Small Cap Portfolio is constructed through bottom up research where stocks selected must possess catalysts-positive fundamental changes which the Adviser believes should lead to greater investor recognition and, subsequently, higher stock prices. The Price Earnings ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamentals or the catalyst occur.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO


    The Adviser practices a fundamentally driven bottom up research approach. This approach focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser requires that candidates for inclusion in the Portfolio have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess catalysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change, end market expansion, etc. Most importantly, the Adviser must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. Stocks are sold when they reach their upside target, violate the present downside limit or when a deterioration of the fundamental assumptions or catalysts occurs.


REPRESENTATIVE INSTITUTIONAL CLIENTS


    As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: University of Kansas Endowment, San Diego Society of Natural History, American Business Products, City of San Diego and California Western School of Law.

    In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.


ADVISORY FEES



    As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to each Portfolio's average daily net assets for the month:



                                                                            RATE
                                                                         -----------
Rice, Hall, James Small Cap Portfolio..................................       0.75%
Rice, Hall, James Small/Mid Cap Portfolio..............................       0.80%


    For the period from July 1, 1994 (commencement of operations) to October 31, 1994, the Rice, Hall, James Small Cap Portfolio paid advisory fees of $10,000 which the Adviser waived. For the fiscal year ended October 31, 1995, the Portfolio paid advisory fees of approximately $85,000. During this period, the Adviser voluntarily waived advisory fees of approximately $15,000.

                             PORTFOLIO TRANSACTIONS


    Each Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.


    Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES


    The Board of Directors of the Fund approved a new Fund Administration Agreement effective April 15, 1996 between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Funds Service Agreement between UAM Fund Services, Inc. and the Sub-Administrator dated April 15, 1996. The services provided by UAM Fund Services, Inc. and the Sub-Administrator and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, the Sub-Administrator or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. For the period from July 1, 1994 (commencement of operation) to October 31, 1994 and for the fiscal year ended October 31, 1995, administrative fees paid by Rice, Hall, James Small Cap Portfolio totaled approximately $9,000 and $52,000, respectively. For the Fund's fiscal years 1994 and 1995, the Fund paid the Sub-Administrator, or its predecessor, Mutual Funds Services Company, a monthly fee for its services which on an annualized basis equaled 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.


                            PERFORMANCE CALCULATIONS

PERFORMANCE


    The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.



TOTAL RETURN


    The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

    The average annual total rates of return for the Institutional Class Shares of the Rice, Hall, James Small Cap Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:


                                                                                   SINCE INCEPTION
                                                                                    THROUGH YEAR
                                                                  ONE YEAR ENDED        ENDED         INCEPTION
                                                                  APRIL 30, 1996   APRIL 30, 1996       DATE
                                                                  ---------------  ---------------  -------------
Rice, Hall, James Small Cap Portfolio...........................        54.98%           44.02%        7/1/94


    These figures are calculated according to the following formula:
    P(1+T)(n) = ERV

where:

P              =      a hypothetical initial payment of $1,000
T              =      average annual total return
n              =      number of years
ERV            =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


    Institutional Class Shares of the Rice, Hall, James Small/Mid Cap Portfolio were not offered as of April 30, 1996. Accordingly, no total return figures are available.

COMPARISONS

    To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

    (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

    (c) S&P Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February
       1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

    (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

    (e) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    (g) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

    (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

    (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

    (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

    (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/ agency issues and mortgage pass through securities.

    (l) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

    (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

    (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.


    (o) Russell 2000 Index -- consists of the smallest 2,000 companies in the Russell 3000 Index, a U.S. equity index of the 3,000 large U.S. companies, with an average market capitalization of $1.74 billion.

    (p) Russell Midcap Index -- consists of the smallest 800 companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization is $1.96 billion.


    (q) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

    (r) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total returnand average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

    (s) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

    (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

    (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

    (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U. S. Treasury bills and inflation.

    (w) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

    (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

    Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

    Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

    In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

    Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

    The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS


    The Financial Statements of the Rice, Hall, James Small Cap Portfolio for the fiscal year ended October 31, 1995 and the Financial Highlights for the respective periods presented which appear in the Portfolio's 1995 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference. The Financial Statements of the Rice, Hall, James Small Cap Portfolio for the period ended April 30, 1996 and the Financial Highlights for the respective period presented which appear in the Portfolio's Semi-Annual Report to Shareholders, previously filed electronically with the Commission (Accession Number: 0000842286-96-000001, are also incorporated by reference.

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               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

    Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: AAA -- judged to be the best quality; carry the smallest degree of investment risk: AA -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

    Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

    The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

    U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

    In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

    Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER


    The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

    Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS


    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolios will agree to repurchase such instruments, at the Portfolios' option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


V. DESCRIPTION OF FOREIGN INVESTMENTS

    Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

    Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

    Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                      A-2